UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2000

                    Sears Credit Account Master Trust II

            (Exact name of registrant as specified in charter)

     Illinois                     0-24776              Not Applicable

     (State of                   (Commission           (IRS Employer

     Organization)               File Number)          Identification No.)

c/o SRFG, Inc.

3711 Kennett Pike

Greenville, Delaware                               19807

(Address of principal executive offices)         (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report:  Not Applicable

Item 5.     Other Events

      On April 17, 2000, Registrant made available the Monthly Investor

Certificateholders' Statements set forth as Exhibits 20(a) through 20(m).

Item 7.     Financial Statements and Exhibits

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(f).    Series 1996-3 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(g).    Series 1996-4 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(h).    Series 1997-1 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(i).    Series 1998-1 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(j).    Series 1998-2 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(k).    Series 1999-1 Monthly Investor Certificateholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(l).    Series 1999-2 Monthly Investor Certificaterholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

  20(m).    Series 1999-3 Monthly Investor Certificaterholders' Statement

            related to the distribution of April 17, 2000 and reflecting the performance of the Trust during the Due Period ended in March

            2000, which will accompany the distribution on April 17, 2000.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Sears Credit Account Master Trust II

                                  (Registrant)

                                   By:   SRFG, Inc.

                                         (Originator of the Trust)

                                   By: /s/Donald J. Woytek

            Donald J. Woytek

            Vice President, Administration

Date: April 17, 2000

EXHIBIT INDEX

Exhibit No.

  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(d).    Series 1995-5 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(e).    Series 1996-1 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(f).    Series 1996-3 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(g).    Series 1996-4 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(h).    Series 1997-1 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(i).    Series 1998-1 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(j).    Series 1998-2 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(k).    Series 1999-1 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(l).    Series 1999-2 Monthly Investor Certificateholders' Statement

            (April 17, 2000)

  20(m).    Series 1999-3 Monthly Investor Certificateholders' Statement

            (April 17, 2000)